UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1: Report to Shareholders

Corporate Income Fund	November 30, 2010

The views and opinions in this report were current as of November 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Corporate bonds generated excellent returns during the past six months, with lower-quality bonds continuing to outperform the overall fixed income market. Treasuries and mortgage-backed securities were weaker as income-seeking investors favored higher-risk securities that offered a yield advantage. Corporate yields held steady during the past six months, while long-term Treasury yields were more volatile, falling through August, then climbing steadily toward the end of the period.

MARKET ENVIRONMENT

Commodity prices soared during the period. The prices of gold and cotton reached new highs, fueled by Chinese demand and the Federal Reserve’s announcement that it would buy an additional $600 billion in Treasuries by mid-2011. The price of cotton has already doubled so far this year; gold is up almost 30% over the same period; and soybeans, copper, and crude oil have all advanced significantly. Some question whether the U.S. is deliberately debasing the dollar to gain a trading advantage and whether it is doing enough to address its yawning budget deficit. In contrast, Great Britain, France, Germany, and others have already initiated austerity programs designed to rein in government spending and reduce budget deficits. Despite progress made to stabilize global markets, significant risk factors remain, including a flare-up of mortgage-related stresses in the United States, contagion from Europe’s banking and sovereign debt travails, and the magnitude of the task facing policymakers in China as they work to contain accelerating inflation.

The labor market data were disappointing, with only 39,000 new jobs added in November compared with 172,000 a month earlier. At the same time, unemployment rose from 9.6% to 9.8%, the highest level in seven months. Despite this setback, the fitful recovery appears to be continuing. If the economy gains momentum in the coming months, the unemployment rate could begin a slow, steady decline sometime next year. On a brighter note, U.S. retailers reported higher-than-expected sales in November and pending home sales surged in October, offering investors a glimmer of hope that the worst may be over in those areas. Also, in a major development, a presidential commission announced a controversial plan to slash as much as $4 trillion in government debt in an attempt to narrow the budget deficit over time. It remains to be seen if this plan can gain enough bipartisan support to move forward in the legislature.

PERFORMANCE

During the six-month period ended November 30, 2010, your fund generated a solid gain that matched the return of the Barclays Capital U.S. Credit Baa Index and outperformed its Lipper peer group average. On July 1, 2010, the fund’s benchmark index was replaced by the Barclays Capital U.S. Corporate Investment Grade Index, which we believe better reflects the fund’s risk/return profile. The benchmark change highlights the fund’s increased focus on investment-grade corporate fixed income securities. Fund performance was ahead of the new benchmark during the past six months. The fund’s net asset value rose from $9.45 at the end of May to $9.88 at the end of November, while dividends contributed $0.23 per share to the six-month total return. The 30-day SEC yield fell from 4.32% to 3.54% during the same period.

Our yield curve positioning provided the largest contribution to relative performance. Due to our activity in the new issues market, we developed an overweight in bonds with 5- and 10-year maturities, which outperformed thanks to the Federal Reserve’s purchases in that maturity range. Our credit selection was also favorable, most notably in the energy and noncyclical sectors. Many energy firms reported solid earnings as commodity prices continued their recovery from 2008/2009 levels. The portfolio participated in Anadarko Petroleum’s new issue after the Gulf of Mexico oil spill, and the bond performed well as the extent of the disaster became better known and appeared to be more limited than originally thought. (Please refer to our portfolio of investments for a complete list of fund holdings and the amount each represents in the portfolio.)

In the noncyclical space, we bought Altria’s new issue in June, shortly before the Supreme Court rejected two cases of tobacco litigation that could have been negative for the bond. Tobacco bonds in general did well as a result. Within financials, credit selection in companies such as ILFC (International Lease Finance) and SLM (Sallie Mae) contributed positively. Sallie Mae is the leading student lender in the U.S. and has been gaining market share as competitors exit the field. We believe the company will remain viable as it transitions to a loan servicing business model and reduces the amount of loans on its balance sheet. Both bonds outperformed their higher-rated peers for most of the period.

On a negative note, credit selection in the insurance industry weighed on fund performance. Our exposure to WellPoint, a high-quality managed care company that benefits from strong operating results and a dominant market share, detracted from results as higher-yielding securities outperformed. Our underweight in the noncorporate sectors was also negative, as the group outperformed due to a significant exposure to sovereign debt and foreign agencies with lower-quality ratings and higher yields.

In the months ahead, we will maintain our focus on fundamental credit analysis as our analysts continue to evaluate companies and securities in the lower-quality sectors. We have been adding to select higher-yielding BB securities and to several crossover credits (bonds that maintain both an investment-grade and a high yield rating from different rating agencies), including Southwestern Energy and ILFC. We believe Southwestern Energy will do well thanks to a potential upgrade to overall investment-grade status. ILFC, mentioned earlier, is a subsidiary of American International Group, and these bonds rallied when the parent company executed asset sales to repay loans from the U.S. government.

The fund’s largest absolute exposure is to the financials sector, with a particular emphasis on large, bellwether banking names such as Goldman Sachs, Bank of America, Morgan Stanley, and Citigroup. Following the benchmark change on July 1, 2010, the fund is now more aligned with the new index regarding our banking allocation. We added to money center, regional, and European-based banking names. KeyCorp and PNC Financial are two sound regional banks that provide incremental yield advantages. European-based banks like Lloyd’s TSB Bank and HSBC and Italian-based Intesa San Paolo have attractive valuations because of lingering sovereign debt concerns. We reduced our positions in lower-yielding banking companies, including JPMorgan Chase and Northern Trust.

We are overweight in the real estate investment trust (REIT) sector. Although the fundamentals are challenging for many REITs, access to capital through the equity and bond markets has allowed many to address near-term liquidity issues. We favor Simon Properties and Westfield, two regional retail mall owners with significant liquidity, strong maturity profiles, and proven access to capital markets. In addition, we are overweight in media, where we are focused on companies tied to increasing advertising revenues, such as Time Warner.

The fund’s most significant underweight is in health care/pharmaceuticals. Stable cash flows and fortress balance sheets have resulted in unappealing yields and limited potential for capital appreciation. Firms in the sector are also more likely to be acquisitive because of low funding costs and fewer opportunities in developed countries. We prefer health care firms with more attractive yields, such as Boston Scientific and Life Technologies, both of which are excellent examples of crossover credits that have the potential for capital appreciation.

We have been increasing our global exposure. Given low yields and strong market demand for investment-grade corporate bonds, we have seen attractive new issues from non-U.S. companies, particularly those from Europe and select emerging market countries. As non-U.S. companies become comfortable with the U.S. dollar corporate bond market, we expect this supply to grow. We believe this area will continue to be a significant allocation in the portfolio.

OUTLOOK

We believe domestic economic growth will continue at a subdued pace into the foreseeable future, which should benefit corporate bond investors. Moreover, the combination of low Treasury yields, strong demand for fixed income securities, and a lack of supply in sectors other than Treasuries should support corporate bond returns in the coming months. But the days of double-digit corporate bond returns are likely over. The yield premiums in many sectors outside of financials have become more fairly valued, and firms with the strongest balance sheets may be near their cyclical peaks in terms of credit fundamentals. We have grown more concerned about corporate managements’ focus on enhancing shareholder value, which more often than not means an increase in credit risk. As corporate borrowing rates decline relative to dividend and earnings yields on equities, corporate managements may feel greater pressure to repurchase stock, raise dividends, or acquire other firms. In the banking sector, however, where yield spreads remain wide from a historical perspective, we believe recent financial reforms will improve stability and benefit bondholders of these institutions over the long term. Our experienced team remains committed to our risk-conscious, fundamentally based investment approach and long-term perspective that have helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

December 17, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Barclays Capital U.S. Corporate Investment Grade Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays Capital U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade and have at least 10 years to final maturity.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationships among the yields of bonds with different maturities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 11/30/10‡	Year Ended 5/31/10‡	5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡
NET ASSET VALUE						
Beginning of period	$ 9.45	$ 8.47	$ 9.20	$ 9.61	$ 9.31	$ 9.80
Investment activities						
Net investment income	0.23	0.49(1)	0.48(1)	0.50(1)	0.49(1)	0.47(1)
Net realized and unrealized gain (loss)	0.43	0.99	(0.72)	(0.41)	0.31	(0.49)
Total from investment activities	0.66	1.48	(0.24)	0.09	0.80	(0.02)
Distributions						
Net investment income	(0.23)	(0.50)	(0.49)	(0.50)	(0.50)	(0.47)
NET ASSET VALUE						
End of period	**$ 9.88**	**$ 9.45**	**$ 8.47**	**$ 9.20**	**$ 9.61**	**$ 9.31**
Ratios/Supplemental Data						
Total return(2)	**6.96%**	**17.69%(1)**	**(2.34)%(1)**	**0.94%(1)**	**8.70%(1)**	**(0.25)%(1)**
Ratio of total expenses to average net assets	0.64%(3)	0.63%(1)	0.73%(1)	0.74%(1)	0.73%(1)	0.78%(1)
Ratio of net investment income to average net assets	4.58%(3)	5.34%(1)	5.86%(1)	5.30%(1)	5.18%(1)	4.88%(1)
Portfolio turnover rate	25.8%	37.7%	36.3%	38.9%	42.8%	59.4%
Net assets, end of period (in thousands)	$ 761,248	$ 699,079	$ 428,296	$ 250,299	$ 215,857	$ 200,838

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses permanently waived of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01% of average net assets for the years ended 5/31/10, 5/31/09, 5/31/08, 5/31/07, and 5/31/06, respectively, related to investments in T. Rowe Price mutual funds. See Note 6.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 95.9%		
FINANCIAL INSTITUTIONS 40.3%		
Banking 26.0%		
Bank of America, 5.65%, 5/1/18	7,090	7,288
Bank of America, 6.50%, 8/1/16	4,140	4,498
Bank of America, 7.375%, 5/15/14	4,505	5,031
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,347	1,130
Barclays Bank, 5.20%, 7/10/14	2,470	2,700
Barclays Bank, 6.75%, 5/22/19	595	677
BB&T Capital Trust II, 6.75%, 6/7/36	485	478
BPCE, 2.375%, 10/4/13 (1)	2,380	2,388
Capital One Capital IV, VR, 6.745%, 2/17/37	1,215	1,183
Capital One Financial, 7.375%, 5/23/14	730	845
Citigroup, 5.375%, 8/9/20	4,135	4,227
Citigroup, 5.50%, 4/11/13	3,250	3,484
Citigroup, 5.50%, 10/15/14	5,150	5,588
Citigroup, 6.125%, 5/15/18	4,970	5,433
Citigroup, 6.50%, 8/19/13	4,820	5,331
Credit Suisse, 5.40%, 1/14/20	3,050	3,163
Discover Bank, 8.70%, 11/18/19	2,550	3,037
FBOP Capital Trust II, 10.00%, 1/15/11 (1)(2)(6)	800	—
Fifth Third Bancorp, 6.25%, 5/1/13	260	284
Fifth Third Bancorp, 8.25%, 3/1/38	710	820
Goldman Sachs, 3.70%, 8/1/15	4,205	4,290
Goldman Sachs, 6.00%, 5/1/14	1,065	1,182
Goldman Sachs, 6.00%, 6/15/20	1,170	1,253
Goldman Sachs, 6.15%, 4/1/18	2,160	2,369
Goldman Sachs, 6.60%, 1/15/12	960	1,018
Goldman Sachs, 6.75%, 10/1/37	815	818
Goldman Sachs, 7.50%, 2/15/19	10,445	12,144

Goldman Sachs Capital I, 6.345%, 2/15/34	1,673	1,580
HSBC Bank USA, 4.625%, 4/1/14	1,040	1,104
HSBC Bank USA, 4.875%, 8/24/20	3,635	3,726
Independence Community Bank, VR, 2.11%, 4/1/14	205	201
Intesa Sanpaolo, 3.625%, 8/12/15 (1)	3,800	3,798
JPMorgan Chase, 3.40%, 6/24/15	5,875	5,997
JPMorgan Chase, 3.70%, 1/20/15	3,920	4,088
JPMorgan Chase, 4.65%, 6/1/14	4,315	4,646
JPMorgan Chase, 6.00%, 1/15/18	2,195	2,480
JPMorgan Chase, 6.30%, 4/23/19	2,895	3,310
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	230	230
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	405	397
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	4,320	4,393
KeyCorp, 3.75%, 8/13/15	4,600	4,702
Lloyds TSB Bank, 6.50%, 9/14/20 (1)	5,840	5,528
Merrill Lynch, 5.45%, 2/5/13	2,065	2,179
Merrill Lynch, 6.875%, 4/25/18	2,835	3,094
Merrill Lynch, 7.75%, 5/14/38	1,720	1,825
Morgan Stanley, 3.45%, 11/2/15	2,580	2,529
Morgan Stanley, 4.00%, 7/24/15	3,750	3,798
Morgan Stanley, 4.10%, 1/26/15	4,050	4,120
Morgan Stanley, 4.20%, 11/20/14	350	361
Morgan Stanley, 5.625%, 1/9/12	145	152
Morgan Stanley, 6.00%, 4/28/15	2,050	2,227
Morgan Stanley, 6.625%, 4/1/18	850	933
Morgan Stanley, 7.30%, 5/13/19	11,685	13,182
Northern Trust, 4.625%, 5/1/14	1,010	1,105
PNC Funding, 4.375%, 8/11/20	3,405	3,427
PNC Funding, 6.70%, 6/10/19	2,235	2,623

Regions Financial, 5.75%, 6/15/15	975	909
Royal Bank of Scotland, 3.40%, 8/23/13	3,875	3,936
Santander U.S. Debt, 3.724%, 1/20/15 (1)	3,100	3,121
Standard Chartered, 3.85%, 4/27/15 (1)	4,390	4,560
U.S. Bank, VR, 3.778%, 4/29/20	3,000	3,096
UBS AG Stamford, 4.875%, 8/4/20	1,320	1,365
USB Capital XIII Trust, 6.625%, 12/15/39	1,105	1,105
Wachovia, 5.75%, 2/1/18	4,130	4,628
Wachovia Bank, 4.875%, 2/1/15	1,175	1,262
Wells Fargo Bank, 4.75%, 2/9/15	4,875	5,236
		197,612
Brokerage 0.6%		
Ameriprise Financial, 7.30%, 6/28/19	2,180	2,675
Jefferies Group, 6.25%, 1/15/36	1,150	1,040
Jefferies Group, 8.50%, 7/15/19	975	1,136
		4,851
Finance Companies 4.5%		
Discover Financial Servicers, 10.25%, 7/15/19	1,070	1,366
GATX, 3.50%, 7/15/16	1,270	1,280
GE Capital, 1.875%, 9/16/13	6,205	6,234
GE Capital, 3.75%, 11/14/14	1,700	1,783
GE Capital, 4.80%, 5/1/13	2,075	2,225
GE Capital, 5.875%, 1/14/38	5,335	5,272
GE Capital, 5.90%, 5/13/14	3,480	3,887
GE Capital, 6.00%, 8/7/19	5,135	5,699
International Lease Finance, 6.50%, 9/1/14 (1)	700	739
International Lease Finance, 6.625%, 11/15/13	2,970	2,977
SLM Corporation, 5.125%, 8/27/12	1,075	1,092

SLM Corporation, 8.45%, 6/15/18	1,220	1,258
		33,812
Insurance 5.8%		
Aflac, 6.45%, 8/15/40	3,095	3,147
Aflac, 8.50%, 5/15/19	2,000	2,520
Allstate, 7.45%, 5/16/19	1,450	1,800
CNA Financial, 5.875%, 8/15/20	2,285	2,330
CNA Financial, 6.50%, 8/15/16	1,840	2,007
Genworth Financial, 7.70%, 6/15/20	620	656
Genworth Financial, 8.625%, 12/15/16	390	435
Lincoln National, 4.30%, 6/15/15	365	384
Lincoln National, 8.75%, 7/1/19	1,070	1,350
MetLife, 4.75%, 2/8/21	950	988
MetLife, 6.75%, 6/1/16	2,400	2,821
Ohio National Financial Services, 6.35%, 4/1/13 (1)	195	205
Pacific Life, 6.00%, 2/10/20 (1)	2,730	2,978
Partnerre Finance, 5.50%, 6/1/20	1,880	1,948
Principal Financial Group, 6.05%, 10/15/36	280	282
Principal Financial Group, 8.875%, 5/15/19	1,500	1,930
Principal Life Insurance, 8.00%, 3/1/44 (1)	405	468
Provident, 7.00%, 7/15/18	2,510	2,731
Prudential Financial, 4.75%, 9/17/15	2,640	2,844
Prudential Financial, 6.20%, 1/15/15	1,000	1,121
Reinsurance Group of America, 5.625%, 3/15/17	500	529
Reinsurance Group of America, 6.45%, 11/15/19	1,965	2,136
The Travelers Companies, 3.90%, 11/1/20	965	957
UnitedHealth Group, 3.875%, 10/15/20	1,380	1,353
Unum Group, 5.625%, 9/15/20	1,195	1,223
UnumProvident Finance, 6.85%, 11/15/15 (1)	585	656

WellPoint, 4.35%, 8/15/20	175	178
WellPoint, 5.00%, 1/15/11	365	367
WellPoint, 6.00%, 2/15/14	3,485	3,918
		44,262
Real Estate Investment Trusts 3.4%		
AMB Property, 4.50%, 8/15/17	1,905	1,932
AMB Property, 6.625%, 12/1/19	1,295	1,455
AvalonBay Communities, 4.95%, 3/15/13	885	950
AvalonBay Communities, 6.10%, 3/15/20	500	570
Boston Properties, 4.125%, 5/15/21	1,690	1,641
BRE Properties, 5.20%, 3/15/21	1,055	1,093
Duke Realty, 6.25%, 5/15/13	1,035	1,112
ERP Operating, 5.25%, 9/15/14	500	552
Federal Realty Investment Trust, 5.90%, 4/1/20	425	471
Federal Realty Investment Trust, 6.00%, 7/15/12	455	483
Health Care REIT, 4.70%, 9/15/17	1,945	2,015
Hospitality Properties Trust, 5.625%, 3/15/17	760	777
Hospitality Properties Trust, 7.875%, 8/15/14	1,700	1,893
Kilroy Realty, 6.625%, 6/1/20	1,690	1,716
Mack-Cali Realty, 5.125%, 2/15/14	245	258
Mack-Cali Realty, 5.80%, 1/15/16	155	167
Mack-Cali Realty, 7.75%, 8/15/19	750	894
Reckson Operating, 6.00%, 3/31/16	700	715
Regency Centers, 5.875%, 6/15/17	440	483
Regency Centers, 6.00%, 6/15/20	820	880
Simon Property Group, 4.20%, 2/1/15	305	326
Simon Property Group, 5.75%, 12/1/15	325	370
Simon Property Group, 6.75%, 5/15/14	725	826
Ventas Realty, 3.125%, 11/30/15	975	950

Ventas Realty, 6.50%, 6/1/16	530	550
WEA Finance, 6.75%, 9/2/19 (1)	775	896
WEA Finance, 7.50%, 6/2/14 (1)	1,655	1,911
		25,886
Total Financial Institutions		306,423

INDUSTRIAL 42.8%

Basic Industry 4.8%

Allegheny Technologies, 9.375%, 6/1/19	1,925	2,286
Anglo American Capital, 4.45%, 9/27/20 (1)	990	1,028
Anglogold Ashanti Holdings, 5.375%, 4/15/20	3,710	3,891
Arcelormittal, 3.75%, 8/5/15	1,905	1,942
Arcelormittal, 5.375%, 6/1/13	2,700	2,880
Celulosa Arauco y Constitucion, 5.00%, 1/21/21 (1)	660	664
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	478	507
Dow Chemical, 2.50%, 2/15/16	1,485	1,444
Dow Chemical, 4.25%, 11/15/20	1,440	1,394
Dow Chemical, 8.55%, 5/15/19	3,420	4,313
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	2,370	2,637
Placer Dome, 6.45%, 10/15/35	1,350	1,519
POSCO, 4.25%, 10/28/20 (1)	2,440	2,375
Rio Tinto Finance, 8.95%, 5/1/14	1,905	2,335
Southern Copper, 5.375%, 4/16/20	430	449
Steel Dynamics, 6.75%, 4/1/15	375	378
Teck Resources, 3.85%, 8/15/17	675	688
Teck Resources, 4.50%, 1/15/21	1,495	1,555
Vale Overseas, 6.25%, 1/23/17	1,870	2,128
Vale Overseas, 6.875%, 11/10/39	1,385	1,542

Xstrata Finance Canada, 5.50%, 11/16/11 (1)	500	516
		36,471
Capital Goods 2.7%		
Case New Holland, 7.875%, 12/1/17 (1)	2,800	3,080
Embraer, 6.375%, 1/15/20	630	680
Holcim, 6.00%, 12/30/19 (1)	4,285	4,620
John Deere Capital, 2.95%, 3/9/15	1,805	1,894
L-3 Communications, 4.75%, 7/15/20	2,935	3,018
Roper Industries, 6.25%, 9/1/19	1,610	1,840
Stanley Black & Decker, 5.20%, 9/1/40	1,000	965
Waste Management, 4.75%, 6/30/20	1,185	1,261
Waste Management, 6.10%, 3/15/18	2,700	3,119
Waste Management, 7.375%, 5/15/29	220	260
		20,737
Communications 12.7%		
America Movil, 5.00%, 10/16/19	775	827
America Movil, 5.625%, 11/15/17	1,310	1,474
America Movil, 6.375%, 3/1/35	3,547	3,975
American Tower, 5.05%, 9/1/20	1,375	1,403
American Tower, 7.25%, 5/15/19	4,743	5,514
American Tower Trust, 5.957%, 4/15/37 (1)	1,000	1,060
Ameritech Capital Funding, 6.55%, 1/15/28	1,630	1,685
AT&T, 6.55%, 2/15/39	2,630	2,912
AT&T, 6.70%, 11/15/13	1,395	1,602
AT&T Broadband, 8.375%, 3/15/13	726	835
British Sky Broadcasting, 9.50%, 11/15/18 (1)	2,330	3,144
CC Holdings, 7.75%, 5/1/17 (1)	3,380	3,726
Cellco Partners/Verizon Wireless, 8.50%, 11/15/18	2,320	3,126

WPP Finance, 8.00%, 9/15/14	760	893
		96,766
Consumer Cyclical 4.5%		
Advance Auto Parts, 5.75%, 5/1/20	1,660	1,789
AOL Time Warner, 7.70%, 5/1/32	1,355	1,654
AutoZone, 4.00%, 11/15/20	2,060	1,980
DaimlerChrysler, 6.50%, 11/15/13	2,620	2,989
Hyatt Hotels, 5.75%, 8/15/15 (1)	2,920	3,151
J.C. Penney, 5.65%, 6/1/20	3,005	2,900
Lennar, 5.60%, 5/31/15	450	431
Macy's, 5.35%, 3/15/12	395	406
Macy's, 5.90%, 12/1/16	100	108
MDC Holdings, 5.375%, 12/15/14	885	918
MDC Holdings, 5.625%, 2/1/20	825	835
Nissan Motor Acceptance, 3.25%, 1/30/13 (1)	1,710	1,755
Nordstrom, 4.75%, 5/1/20	1,000	1,048
Nordstrom, 6.75%, 6/1/14	1,050	1,205
Pulte Homes, 5.20%, 2/15/15	785	763
Speedway Motorsports, 6.75%, 6/1/13	435	437
Time Warner, 6.875%, 6/15/18	6,830	8,141
Toyota Motor Credit, 3.20%, 6/17/15	1,770	1,870
Wyndham Worldwide, 7.375%, 3/1/20	1,450	1,580
		33,960
Consumer Non-Cyclical 6.6%		
Altria, 4.125%, 9/11/15	2,875	3,061
Altria, 8.50%, 11/10/13	2,050	2,452
Altria, 9.25%, 8/6/19	3,395	4,516
AmerisourceBergen, 4.875%, 11/15/19	600	633

Anheuser-Busch InBev, 5.375%, 1/15/20	1,025	1,149
B.A.T. International Finance, 8.125%, 11/15/13 (1)	2,130	2,509
Boston Scientific, 4.50%, 1/15/15	1,670	1,739
Bunge Finance, 5.90%, 4/1/17	1,500	1,584
Bunge Limited Finance, 8.50%, 6/15/19	915	1,095
Coca-Cola FEMSA, 4.625%, 2/15/20	1,695	1,804
Delhaize Group, 6.50%, 6/15/17	2,125	2,466
Express Scripts, 6.25%, 6/15/14	1,780	2,019
Grupo Bimbo, 4.875%, 6/30/20 (1)	4,030	4,173
Kraft Foods, 6.50%, 2/9/40	3,435	3,923
Kroger, 5.40%, 7/15/40	2,600	2,531
Life Technologies, 4.40%, 3/1/15	4,580	4,854
Mattel, 4.35%, 10/1/20	660	654
Medco Health Solutions, 2.75%, 9/15/15	1,825	1,846
Ralcorp Holdings, 4.95%, 8/15/20	2,000	2,059
Reynolds American, 7.25%, 6/1/13	2,500	2,800
Viterra, 5.95%, 8/1/20 (1)	2,330	2,348
		50,215
Energy 7.9%		
Anadarko Petroleum, 6.375%, 9/15/17	2,320	2,502
Apache, 5.10%, 9/1/40	3,880	3,762
BP Capital Markets, 3.125%, 10/1/15	2,375	2,398
Canadian Natural Resources, 6.25%, 3/15/38	2,270	2,556
Canadian Natural Resources, 6.45%, 6/30/33	1,060	1,208
Devon Energy, 5.625%, 1/15/14	1,675	1,878
Diamond Offshore Drilling, 5.70%, 10/15/39	855	870
Diamond Offshore Drilling, 5.875%, 5/1/19	910	1,037
EnCana, 6.50%, 8/15/34	665	738
EOG Resources, 2.50%, 2/1/16	2,395	2,393

Technology 1.2%		
Affiliated Computer Services, 5.20%, 6/1/15	1,770	1,922
Agilent Technologies, 5.00%, 7/15/20	1,845	1,955
Broadcom, 2.375%, 11/1/15 (1)	1,000	988
Brocade Communications, 6.875%, 1/15/20	350	376
Jabil Circuit, 5.625%, 12/15/20	2,120	2,078
Xerox, 6.35%, 5/15/18	900	1,044
Xerox, 8.25%, 5/15/14	720	859
		9,222
Transportation 2.0%		
Burlington Northern Santa Fe, 5.05%, 3/1/41	2,585	2,453
Canadian Pacific Railroad, 7.25%, 5/15/19	940	1,148
Continental Airlines, 4.75%, 1/12/21	845	854
Continental Airlines, 7.25%, 11/10/19	413	467
Continental Airlines, 9.00%, 7/8/16	2,178	2,511
Delta Air Lines, 4.95%, 5/23/19	685	697
Delta Air Lines, 6.821%, 8/10/22	1,381	1,488
Delta Air Lines, 7.75%, 12/17/19	433	488
ERAC USA Finance, 5.25%, 10/1/20 (1)	2,625	2,765
Southwest Airlines, 5.125%, 3/1/17	2,410	2,492
		15,363
Total Industrial		325,819
UTILITY 12.8%		
Electric 7.0%		
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	1,690	1,645
Appalachian Power, 6.375%, 4/1/36	1,460	1,568
Black Hills, 6.50%, 5/15/13	1,285	1,389
Carolina Power & Light, 5.30%, 1/15/19	1,270	1,452

CMS Energy, 4.25%, 9/30/15	1,450	1,464
CMS Energy, 6.25%, 2/1/20	1,565	1,643
Dominion Resources, 2.25%, 9/1/15	1,310	1,313
EDP Finance, 4.90%, 10/1/19 (1)	2,040	1,852
El Paso Electric, 6.00%, 5/15/35	600	611
Enel Finance International, 6.00%, 10/7/39 (1)	5,830	5,576
Exelon Generation, 6.25%, 10/1/39	1,325	1,368
FirstEnergy Solutions, 4.80%, 2/15/15	4,610	4,946
Georgia Power, 4.75%, 9/1/40	3,335	3,131
Korea Hydro & Nuclear Power, 3.125%, 9/16/15 (1)	750	741
LG&E & KU Energy, 2.125%, 11/15/15 (1)	2,205	2,164
Monongahela Power, 5.70%, 3/15/17 (1)	540	582
Nevada Power, 6.65%, 4/1/36	2,460	2,839
Nevada Power, 6.75%, 7/1/37	840	984
NiSource Finance, 10.75%, 3/15/16	1,715	2,267
Northern States Power, 5.35%, 11/1/39	650	677
NRG Energy, 7.375%, 2/1/16	290	293
NV Energy, 6.25%, 11/15/20	1,150	1,167
PacifiCorp, 6.25%, 10/15/37	1,225	1,415
Pennsylvania Electric, 6.15%, 10/1/38	1,000	1,021
Progress Energy, 7.05%, 3/15/19	235	287
Public Service Company of Oklahoma, 5.15%, 12/1/19	220	239
Public Service Electric & Gas, 5.50%, 3/1/40	2,015	2,155
San Diego Gas & Electric, 5.35%, 5/15/40	950	993
Southern California Edison, 5.50%, 3/15/40	2,025	2,159
TECO Finance, 5.15%, 3/15/20	2,450	2,623
TECO Finance, 6.572%, 11/1/17	410	477
TECO Finance, 7.00%, 5/1/12	271	296
West Penn Power, 5.95%, 12/15/17 (1)	955	1,067

Westar Energy, 5.10%, 7/15/20	880	966
		53,370
Natural Gas 5.8%		
AGL Capital, 5.25%, 8/15/19	2,420	2,636
Boardwalk Pipelines, 5.50%, 2/1/17	1,090	1,186
Boardwalk Pipelines, 5.75%, 9/15/19	760	845
Buckeye Partners, 5.50%, 8/15/19	3,855	4,215
Buckeye Partners, 6.05%, 1/15/18	480	535
DCP Midstream, 9.70%, 12/1/13 (1)	1,065	1,286
DCP Midstream Operating, 3.25%, 10/1/15	2,015	2,018
El Paso Natural Gas, 5.95%, 4/15/17	300	327
Enbridge Energy Partners, 5.20%, 3/15/20	350	377
Enbridge Energy Partners, 5.50%, 9/15/40	1,415	1,364
Enogex, 6.25%, 3/15/20 (1)	1,500	1,653
Enterprise Products Operations, 5.25%, 1/31/20	220	235
Enterprise Products Operations, 6.30%, 9/15/17	1,270	1,462
Enterprise Products Operations, 7.55%, 4/15/38	1,910	2,298
Enterprise Products Operations, 9.75%, 1/31/14	700	856
Gulfstream Natural Gas, 6.95%, 6/1/16 (1)	480	572
Kinder Morgan Finance, 5.70%, 1/5/16	2,000	2,040
Magellan Midstream Partners, 6.55%, 7/15/19	1,055	1,236
Massachusetts Electric, 5.90%, 11/15/39 (1)	2,220	2,384
Northwest Pipeline, 5.95%, 4/15/17	750	858
NuStar Logistics, 4.80%, 9/1/20	1,160	1,162
NuStar Logistics, 7.65%, 4/15/18	1,635	1,948
Piedmont Natural Gas, 6.00%, 12/19/33	175	185
Plains All American Pipeline, 5.75%, 1/15/20	2,095	2,280
Plains All American Pipeline, 6.50%, 5/1/18	800	917
Sempra Energy, 6.00%, 10/15/39	1,690	1,826

Southeast Supply Header, 4.85%, 8/15/14 (1)	1,200	1,266
Southern Natural Gas, 5.90%, 4/1/17 (1)	300	325
Texas Gas Transmission, 5.50%, 4/1/13 (1)	2,015	2,162
Williams Partners, 4.125%, 11/15/20	1,885	1,858
Williams Partners, 6.30%, 4/15/40	1,895	2,007
		44,319
Total Utility		97,689
Total Corporate Bonds (Cost $685,105)		729,931

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.2%

Commercial Mortgage Backed Securities 0.2%

Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB 5.278%, 12/11/49	540	575
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 2/15/40	610	643
Total Non-U.S. Government Mortgage-Backed Securities (Cost $1,100)		1,218

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.0%

U.S. Treasury Obligations 0.0%

U.S. Treasury Notes, 2.625%, 8/15/20 (3)	310	306
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $314)		306

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.3%

Owned No Guarantee 2.1%

Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	1,510	1,583

Codelco, 3.75%, 11/4/20 (1)	2,225	2,183
Codelco, 7.50%, 1/15/19 (1)	865	1,076
GAZ Capital, 7.288%, 8/16/37	1,150	1,192
Pemex Project Funding Master Trust, 5.75%, 3/1/18	6,500	7,069
Petrobras International Finance, 5.75%, 1/20/20	1,400	1,517
Petrobras International Finance, 5.875%, 3/1/18	655	719
Petrobras International Finance, 7.875%, 3/15/19	750	915
		16,254
Sovereign 0.2%		
Government of Bermuda, 5.603%, 7/20/20 (1)	1,300	1,395
		1,395
Total Foreign Government Obligations & Municipalities (Cost $16,486)		17,649
MUNICIPAL SECURITIES 0.1%		
West Virginia 0.1%		
Tobacco Settlement Fin. Auth., Tobacco Industry 7.467%, 6/1/47	815	562
Total Municipal Securities (Cost $815)		562
PREFERRED STOCKS 0.0%		
Real Estate Investment Trusts 0.0%		
Roslyn Real Estate Asset (1)	–	283
Total Preferred Stocks (Cost $307)		283
SHORT-TERM INVESTMENTS 0.3%		
Money Market Funds 0.3%		
T. Rowe Price Reserve Investment Fund, 0.26% (4)(5)	2,056	2,056
Total Short-Term Investments (Cost $2,056)		2,056

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/10
Investment Income (Loss)	
Income	
Interest	$ 19,902
Dividend	45
Other	69
Total income	20,016
Expenses	
Investment management	1,738
Shareholder servicing	489
Prospectus and shareholder reports	61
Custody and accounting	94
Registration	42
Legal and audit	11
Directors	4
Miscellaneous	6
Reductions of fees and expenses	
Investment management fees waived	(1)
Total expenses	2,444
Net investment income	17,572
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	19,177
Swaps	2
Net realized gain	19,179
Change in net unrealized gain (loss)	
Securities	13,865
Swaps	74
Change in net unrealized gain	13,939
Net realized and unrealized gain	33,118
INCREASE IN NET ASSETS FROM OPERATIONS	$ 50,690

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2010, the fund held credit derivatives with a fair value of $218,000, included in Unrealized loss on swaps, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended November 30, 2010, the fund recognized $2,000 of realized gain on Swaps and a $74,000 change in unrealized gain on Swaps related to its investments in credit derivatives; such amounts are included on the accompanying Statement of Operations.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of November 30, 2010, the notional amount of protection sold by the fund totaled $2,300,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, and TBA purchase commitments (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2010, securities valued at $303,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets, however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2010, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $220,901,000 and $189,950,000, respectively, for the six months ended November 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2010, the fund had $3,467,000 of unused capital loss carryforwards, all of which expire in fiscal 2017.

At November 30, 2010, the cost of investments for federal income tax purposes was $706,183,000. Net unrealized gain aggregated $45,604,000 at period-end, of which $49,785,000 related to appreciated investments and $4,181,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2010, expenses incurred pursuant to these service agreements were $76,000 for Price Associates; $81,000 for T. Rowe Price Services, Inc.; and $13,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2010, the fund was allocated $286,000 of Spectrum Funds’ expenses, of which $201,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2010, approximately 45% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers), and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2010, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 21, 2011